UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2005

PTS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-25485 (Commission File Number)	88-0380544 (IRS Employer Identification No.)
3355 Spring Mountain Road, Suite 66 Las Vegas, Nevada (principal executive offices)	89102 (Zip Code)

(702) 380-3811
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective June 29, 2005, PTS, Inc. (the “Registrant”) dismissed its independent auditor, Weinberg & Company, P.A., (“Weinberg”).

The reports of Weinberg on the Registrant’s consolidated financial statements as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles however each year end report contained a modification paragraph that expressed substantial doubt about the Registrant’s ability to continue as a going concern.

The decision to change accountants was approved by the Registrant’s Board of Directors.

During the two most recent fiscal years and any subsequent interim period through June 29, 2005 there were no disagreements between the Registrant and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreements in connection with his reports on the financial statements for such periods.

Regulation S-K Item 304(a)(1)(v) is not applicable to this Report.

On June 28, 2005 the Registrant engaged Lynda R. Keeton CPA, LLC (Lynda Keeton) as the Registrant’s independent accountant to report on the Registrant’s balance sheet as of December 31, 2005, and the related combined statements of income, stockholders’ equity and cash flows for the years then ended.  The decision to appoint Lynda Keeton was approved by the Registrant’s Board of Directors.

During the Registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Lynda Keeton, neither the Registrant nor anyone on the Registrant’s behalf consulted with Lynda Keeton regarding either  (i) the application of accounting principles to a specified transaction, either  contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Regulation S-K, Items 304(a)(1)(iv) and 304(a)(1)(v).

The change in Registrant’s accountants was reported in Registrant’s Current Report, filed with the Commission on July 11, 2005.  The Registrant provided the former accountant with a copy of the Current Report before its filing with the Commission on July 11, 2005.  The Registrant requested the former accountant to furnish the Registrant with a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in that Report and, if not, stating the respects in which they do not agree.  The Registrant’s Current Report, filed with the Commission on July 11, 2005 did not include Weinberg’s letter regarding disclosures made in that Report because Weinberg’s letter was not received by the Registrant prior to July 11, 2005.

This amended Current Report includes Weinberg’s letter which was received by the Registrant on July 12, 2005.

Item 9.01  Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Identification of Exhibit
16.1	Letter from Weinberg & Company, P.A. regarding the disclosures made in this amended Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2005.	PTS, Inc.

By /s/ Peter Chin
Peter Chin, President

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